Segment Information	12 Months Ended
Dec. 31, 2025
Segment Information [Abstract]
Segment information

19. Segment information

The Group has one operating segment and one reportable segment. The Group’s chief operating decision maker is the Chief Executive Officer, who reviews the Group’s results on a consolidated basis for purposes of assessing performance and allocating resources.

The measure of segment profit or loss is net income (loss), which is the same measure reported in the consolidated statements of operations and comprehensive income (loss). The CODM regularly reviews revenue, cost of revenue, selling and marketing expenses, general and administrative expenses, gains and losses on investments in equity securities and digital assets, and other segment items at the consolidated level. Other segment items primarily include interest income, interest expense, other income (expense), net, and income tax benefits (expenses).

The following table presents selected financial information for the Group’s single reportable segment:

	For the Years Ended December 31,
	2025	2024	2023
Revenue	$10,985,176	$17,619,363	$18,814,420
Cost of revenue	(10,603,520)	(16,202,583)	(17,442,190)
Selling and marketing expenses	(149,033)	(58,764)	(163,579)
General and administrative expenses	(1,808,684)	(1,129,609)	(681,891)
Unrealized losses on digital assets, net	(796,529)	—	—
Unrealized gains on investment in equity securities, net	15,143,639	—	—
Other segment items	(477,400)	(270,626)	(330,033)
Net income (loss) of single operating segment	$12,293,649	$(42,219)	$196,727

The measure of segment assets is total consolidated assets as reported in the consolidated balance sheets. Total segment assets were $39,723,888 and $6,627,728 as of December 31, 2025 and 2024, respectively.